UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2010

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 8.01.	Other Events.

On September 27, 2010, General Electric Company (“GE”) issued (1) a press release announcing that its subsidiary, NBC Universal, Inc. (NBC Universal), proposed to offer senior unsecured notes in a private placement; and (2) a press release announcing that NBC Universal had priced an offering of $5.1 billion aggregate principal amount of NBC Universal’s senior unsecured notes. Copies of GE’s press releases are being filed as Exhibits 99.1 and 99.2 and are hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

99.1                Press release, dated September 27, 2010, issued by General Electric Company
99.2                Press release, dated September 27, 2010, issued by General Electric Company

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: September 28, 2010	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

(3)